UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2009
COREL CORPORATION
(Exact name of registrant as specified in its charter)

CANADA	000-20562	98-0407194

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Carling Avenue Ottawa, Ontario Canada	K1Z 8R7

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (613) 728-0826
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 1, 2009, Corel Corporation issued a press release disclosing financial results for the fiscal quarter ended August 31, 2009. The text of the release is furnished herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibits are furnished with this Form 8-K:
99.1 Press Release dated October 1, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: October 2, 2009

COREL CORPORATION
By:	/s/ ELEANOR LACEY
	Name:	Eleanor Lacey
	Title:	General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated October 1, 2009.

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